EXHIBIT 10.2

Execution Version

$1,125,000,000 INCREMENTAL TERM LOANS

INCREMENTAL ASSUMPTION AGREEMENT

Dated as of January 6, 2014

among

BERRY PLASTICS GROUP, INC.,

BERRY PLASTICS CORPORATION

and

CERTAIN SUBSIDIARIES OF BERRY PLASTICS CORPORATION

as Loan Parties,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Administrative Agent

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Incremental Term Lender

INCREMENTAL ASSUMPTION AGREEMENT

    THIS INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of January 6, 2014, is among BERRY PLASTICS CORPORATION, a Delaware corporation (the “Borrower”), BERRY PLASTICS GROUP, INC., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower listed on the signature pages hereto (together with Holdings and Borrower, the “Loan Parties”), Credit Suisse AG, Cayman Islands Branch, as an Incremental Term Lender (as defined in the Credit Agreement referred to below) (in such capacity, the “Incremental Term Lender”), and Credit Suisse AG, Cayman Islands Branch (formerly known as Credit Suisse, Cayman Islands Branch), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement.

    PRELIMINARY STATEMENTS:

    (1) The Loan Parties, the Administrative Agent and the other agents and lenders party thereto are parties to the Second Amended and Restated Term Loan Credit Agreement dated as of April 3, 2007 (as modified by that certain Incremental Assumption Agreement, dated as of February 8, 2013 (the “Initial Incremental Assumption Agreement”), the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

    (2) The Borrower has requested that the Incremental Term Lender provide an Incremental Term Loan Commitment (and Incremental Term Loans consisting of Other Term Loans) in the amount of $1,125,000,000.00 (such commitments, together, the “Term E Loan Commitments” and such Incremental Term Loans, the “Term E Loans”), and the Incremental Term Lender is willing to provide such Incremental Term Loan Commitment and Incremental Term Loans, subject in each case to the terms and conditions set forth herein.

    (3) The Loan Parties, the Incremental Term Lender and the Administrative Agent are entering into this Agreement in order to evidence the Term E Loan Commitments and Term E Loans in accordance with Section 2.21 of the Credit Agreement.

    SECTION 1. New Commitments and New Loans

    Pursuant to Section 2.21 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof:

    (a) The Incremental Term Lender agrees to make a single loan to the Borrower on the Effective Date in a principal amount not to exceed the amount set forth with respect to the Incremental Term Lender on Schedule 1 hereto (with respect to the Incremental Term Lender, its “Term E Loan Commitment”).

    (b) The Administrative Agent hereby approves of the Incremental Term Lender as an Incremental Term Lender under the Credit Agreement and approves of the terms of the Term E Loans as set forth in Section 2 hereof.

    SECTION 2. Terms of the Term E Loans

    Pursuant to Section 2.21 of the Credit Agreement, the Term E Loans shall be Other Term Loans, the terms of which shall be as follows:

    (a) The aggregate amount of the Term E Loans and Term E Loan Commitments shall be $1,125,000,000.00.

    (b) The Incremental Term Facility Maturity Date with respect to the Term E Loans shall be the date that is seven years following the Effective Date.

    (c) The amortization schedule relating to the Term E Loans shall be as set forth on Annex A attached hereto.

    (d) The Applicable Margin with respect to the Term E Loans shall be 2.75% per annum in the case of any Eurocurrency Loan that is a Term E Loan and shall be 1.75% for any ABR Loan that is a Term E Loan.

    (e) Solely for the purposes of calculation of interest payable in respect of Term E Loans, the term “ABR” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Credit Suisse as its “prime rate” at its principal office in New York, New York and (c) 2.00%. Any change in such rate announced by Credit Suisse shall take effect at the opening of business on the day specified in the public announcement of such change.

    (f) Solely for the purposes of calculation of interest payable in respect of Term E Loans, the term “LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the greater of (a) 1.00% per annum and (b) the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Bloomberg (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that if such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by Credit Suisse and with a term equivalent to such Interest Period would be offered by Credit Suisse’s London Branch to major banks in the London interbank eurocurrency market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

    (g) Notwithstanding anything herein or in the Credit Agreement to the contrary, in the event that, on or prior to the six-month anniversary of the Effective Date, there occurs any Repricing Event or in connection with a Repricing Event constituting an amendment or conversion of Term E Loans, any Incremental Term Lender (as defined in the Credit Agreement) is required to assign its Term E Loans pursuant to Section 2.19(c) of the Credit Agreement, the Borrower shall on the date of such Repricing Event pay to the Administrative Agent, for the account of each Incremental Term Lender (as defined in the Credit Agreement) with such Term E Loans that are subject to such Repricing Event or are required to be so assigned, a fee equal to 1.00% of the principal amount of the Term E Loans subject to such Repricing Event or required to be so assigned; provided that any prepayment of any Term E Loans made in connection with a Change in Control shall not require the payment of the 1.00% premium otherwise provided for in this paragraph.

    For purposes of this Section 2(g), “Repricing Event” shall mean any prepayment or repayment of Term E Loans with the proceeds of, or any conversion or amendment of Term E Loans into, any new or replacement tranche of term loans bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmarks floors and original interest discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans and without taking into account any fluctuations in the Adjusted LIBO Rate or comparable rate) less than the “effective yield” applicable to the Term E Loans (as such comparative yields are determined consistent with generally accepted financial practices) (it being understood that (x) in each case, the yield shall exclude any structuring, commitment and arranger fees or other fees unless such similar fees are paid to all lenders generally in the primary syndication of such new or replacement tranche of term loans and shall include any rate floors and any upfront or similar fees paid to all lenders generally in the primary syndication of such new or replacement tranche of term loans or original issue discount payable with respect to such new or replacement tranche of term loans and (y) any such repayment, prepayment or conversion shall only constitute a Repricing Event to the extent the primary purpose of such repayment, prepayment, conversion or amendment, as reasonably determined by the Borrower in good faith, is to reduce the “effective yield” on the Term E Loans).

    (h) The provisions set forth in Section 2(h) of the Initial Incremental Assumption Agreement shall also apply to the Term E Loans with the same effect as such terms apply to the Term D Loans, it being understood and agreed that, on and after the Effective Date, such provisions shall apply to, and be effective as to, all Term Loans under the Credit Agreement, as modified by this Agreement.

    (i) All other terms not described herein and relating to the Term E Loans shall be the same as the terms of the Term D Loans.

    SECTION 3. Conditions to Effectiveness

    The Incremental Term Lender agrees to make its Term E Loans to the Borrower in an aggregate principal amount not to exceed its Term E Loan Commitment on and as of the date (the “Effective Date”) on which the following conditions shall have been satisfied:

    (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

    (b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Wachtell, Lipton, Rosen & Katz, counsel to the Borrower, Jason Greene, as in-house counsel to the Loan Parties and Richards Layton & Finger, as Delaware counsel to certain of the Loan Parties, each (A) dated the Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent and the Lenders, (C) covering the Borrower and each Loan Party that is organized under the laws of Delaware or New York and (D) customary in form and substance for transactions of the type contemplated hereby and reasonably satisfactory to the Administrative Agent and covering such matters as are customary for transactions of the type contemplated hereby and consistent with the opinions delivered in connection with the Initial Incremental Assumption Agreement.

    (c) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

    (i)    a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;

       (ii)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Effective Date and certifying:

(A)     that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Effective Date and at all times since the date of the resolutions described in clause (B) below,

(B)     that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and, in the case of the Borrower, the borrowing of Term E Loans, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date,

(C)     that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(D)    as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party, and

(E)    as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party;

(iii)           certification of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate delivered pursuant to Section 3(c)(ii); and

(iv)           a certificate of a Responsible Officer of the Borrower as to satisfaction of the condition set forth in Section 3(e) hereof.

    (d) The Administrative Agent and the Incremental Term Lender shall have received all fees (including in respect of original issue discount or upfront fees) due and payable thereto on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable (whether pursuant to the Loan Documents or any agreement relating to the arrangement of the Term E Commitments) on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP and local counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

    (e) The representations and warranties set forth in Article III of the Credit Agreement shall be true and correct in all material respects as of the Effective Date, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and immediately after giving effect to the Borrowing of the Term E Loans, no Event of Default or Default shall have occurred and be continuing or would result therefrom.

    (f) Substantially concurrently with the making by the Incremental Term Lender of its Term E Loans to the Borrower on the Effective Date, all of the principal, interest, fees and other amounts due and payable in respect of the Term C Loans under the Credit Agreement shall have been paid by the Borrower.

    (g) The Administrative Agent shall have received a "Life-of-Loan" flood hazard determination notice for each real property encumbered by a Mortgage, and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party and (y) certificates of flood insurance evidencing any such insurance required by the Credit Agreement.

    SECTION 4.  Post Effective Date Security Documentation.

    (a) The Borrower shall and shall cause each Material Subsidiary to within 90 days (with up to an additional 30 days if reasonably necessary) after the Effective Date (or such longer period as the Administrative Agent may determine), execute, deliver and file, as applicable amendments (to the extent reasonably required by the Administrative Agent) to the Mortgages existing prior to the Effective Date to give effect to the Term E Loans, together with (w) such title endorsements to the existing title insurance policies relating to the property subject to such Mortgages as are reasonably required by the Administrative Agent, which shall be in the same insured amount and otherwise consistent with those that have been issued previously in connection with such title insurance policies (it being understood that the Borrower shall not be required to deliver (I) any zoning opinion (except that if reasonably required by the title insurer, the Borrower shall provide customary zoning reports from a national zoning information service), or (II) any new, updated or revised survey (subject to any “no-change” survey affidavit below), (x) such owner’s title affidavits as may be reasonably required by the title insurer (if any) in substantially the form previously accepted by the title insurer with respect to such Mortgages, including therein any so-called “no-change” survey affidavit, (y) any documents required in connection with the recording of such mortgage amendments and (z) with respect to each Mortgage amendment, an opinion of local counsel (to the extent delivered in connection with previous amendments of the Mortgages required to give effect to the Term D Loans, if any), in form and substance substantially consistent (or with such changes requested by such local counsel as the Administrative Agent shall agree, in its reasonable discretion) with those, if any, delivered in connection with previous amendments to the Mortgages.

    SECTION 5. Representations and Warranties. On the Effective Date, the Loan Parties represent and warrant to the Incremental Term Lender that: (a) the execution, delivery and performance by Holdings, the Borrower and each of the Subsidiary Loan Parties of this Agreement and the incurrence of the Term E Loans hereunder and under the Credit Agreement (as amended hereby) are permitted under, and do not conflict with or violate, the terms of the Credit Agreement, the Intercreditor Agreement or the Senior Lender Intercreditor Agreement, (b) the proceeds of the Term E Loans will be used substantially simultaneously by the Borrower to repay all of the Term C Loans, (c) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Agreement or the incurrence by the Borrower of the Term E Loans, except for the actions contemplated by Section 4 above, (d) immediately after giving effect to the incurrence by the Borrower of the Term E Loans and the use of proceeds thereof, (i) the fair value of the assets of the Borrower (individually) and Holdings, the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower (individually) and Holdings, the Borrower and its Subsidiaries on a consolidated basis, respectively; (ii) the present fair saleable value of the property of the Borrower (individually) and Holdings, the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower (individually) and Holdings, the Borrower and its Subsidiaries on a consolidated basis, respectively, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower (individually) and Holdings, the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower (individually) and Holdings, the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Effective Date, and (e) on the Effective Date, neither Holdings nor the Borrower intends to, and neither Holdings nor the Borrower believes that it or any of its subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such subsidiary.

    SECTION 6. Reference to and Effect on the Credit Agreement; Confirmation of Guarantors. (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.

    (b)   Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Collateral Agreement and the other Security Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement, and each reference to “Lender” therein shall, for the avoidance of doubt, include each Incremental Term Lender (as defined in the Credit Agreement), including the Incremental Term Lender. Without limiting the generality of the foregoing, the Security Documents (in the case of the Mortgages, after giving effect to any amendments thereto required to give effect to the Term E Loans) and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Agreement (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof.

    (c)  Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Agreement) and confirms that (in the case of the Mortgages, if any after giving effect to any amendments required to give effect to the Term E Loans) such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Term E Loans (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to Article II of the Collateral Agreement.

    (d) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

    (e) This Agreement is a Loan Document.

    SECTION 7. Incremental Term Lender.

    (a)  The Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on its signature page hereto is its legal name; (iv) confirms that it is not the Borrower or any of its Subsidiaries or an Affiliate of any of them; (v) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 2.17 of the Credit Agreement.

    (b)  On and after the Effective Date, the Incremental Term Lender shall be a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder. All notices and other communications provided for hereunder or under the Loan Documents to the Incremental Term Lender shall be to its address as set forth in the administrative questionnaire it has furnished to the Administrative Agent.

    SECTION 8. Costs, Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses (including Other Taxes) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05 of the Credit Agreement.

    SECTION 9. Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be effective as delivery of a manually signed original.

    SECTION 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BERRY PLASTICS CORPORATION

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BERRY PLASTICS GROUP, INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
CPI HOLDING CORPORATION
PESCOR, INC.
VENTURE PACKAGING, INC.
VENTURE PACKAGING MIDWEST, INC.
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS ACQUISITION CORPORATION IX
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
CAPLAS NEPTUNE, LLC
CAPLAS LLC
PRIME LABEL & SCREEN INCORPORATED

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BPREX CLOSURES, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

CARDINAL PACKAGING, INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BERRY PLASTICS SP, INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

ROLLPAK CORPORATION

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BPREX CLOSURES KENTUCKY INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BPREX CLOSURE SYSTEMS, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BPREX DELTA INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BERRY PLASTICS FILMCO, INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

AEROCON, LLC BERRY PLASTICS IK, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BERRY PLASTICS ACQUISITION CORPORATION XV, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

BERRY PLASTICS DESIGN, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

COVALENCE SPECIALTY COATINGS LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

COVALENCE SPECIALTY ADHESIVES LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

KERR GROUP, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

POLY-SEAL, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

BERRY PLASTICS ACQUISITION LLC X

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

SEAL FOR LIFE INDUSTRIES, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

SAFFRON ACQUISITION, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

SUN COAST INDUSTRIES, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

SETCO, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

GRAFCO INDUSTRIES LIMITED PARTNERSHIP By: Caplas Neptune, LLC its General Partner

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

CAPTIVE PLASTICS HOLDINGS, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

CAPTIVE PLASTICS, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

KNIGHT PLASTICS, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

PACKERWARE, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

PLIANT, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

UNIPLAST HOLDINGS, LLC

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

UNIPLAST U.S., INC.

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

PLIANT CORPORATION INTERNATIONAL

By:	/s/ Mark W. Miles
Mark W. Miles
Title: Chief Financial Officer

[Signature Page for Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Doreen Barn
Doreen Barr
Title: Authorized Signatory

By:	/s/Jean-Marc Vauclair
Title: Authorized Signatory

[Signature Page for Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Term Lender

By:	/s/ Doreen Barn
Doreen Barr
Title: Authorized Signatory

By:	/s/ Jean-Marc Vauclair
Title: Authorized Signatory

[Signature Page for Incremental Assumption Agreement]

Schedule 1

Incremental Term Lender	Term E Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$1,125,000,000.00

Annex A

Subject to the provisions of Section 2.10 of the Credit Agreement, the Borrower shall repay Term E Loans on each date set forth below in the aggregate principal amount set forth opposite such date (each such date being referred to as a “Term E Loan Installment Date”)

Date	Amount of Term E Loans to Be Repaid
June 30, 2014	$2,812,500
September 30, 2014	$2,812,500
December 31, 2014	$2,812,500
March 31, 2015	$2,812,500
June 30, 2015	$2,812,500
September 30, 2015	$2,812,500
December 31, 2015	$2,812,500
March 31, 2016	$2,812,500
June 30, 2016	$2,812,500
September 30, 2016	$2,812,500
December 31, 2016	$2,812,500
March 31, 2017	$2,812,500
June 30, 2017	$2,812,500
September 30, 2017	$2,812,500
December 31, 2017	$2,812,500
March 31, 2018	$2,812,500
June 30, 2018	$2,812,500
September 30, 2018	$2,812,500
December 31, 2018	$2,812,500
March 31, 2019	$2,812,500
June 30, 2019	$2,812,500
September 30, 2019	$2,812,500
December 31, 2019	$2,812,500
March 31, 2020	$2,812,500
June 30, 2020	$2,812,500
September 30, 2020	$2,812,500
December 31, 2020	$2,812,500
Incremental Term Facility Maturity Date with respect to the Term E Loans	$1,049,062,500 or remainder

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